Offerings - Offering: 1	Apr. 01, 2026 USD ($)
Offering:
Fee Previously Paid	false
Transaction Valuation	$ 30,000,000.000
Fee Rate	0.01381%
Amount of Registration Fee	$ 4,143.00
Offering Note	Calculated as the aggregate maximum purchase price for Shares that could be purchased, based upon the net asset value of Innovation Access Fund as of February 28, 2026.